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                                                                   Exhibit 10.15
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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
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                                PURCHASE AGREEMENT


        THIS PURCHASE AGREEMENT (the "Agreement")is entered into effective as of August 1, 1999 by and between VIALTA. com, a California corporation, with principal offices at 48401 Fremont Boulevard, Fremont, California 94538 ("Buyer") and ESS Technology, Inc., a California corporation, with principal offices at 45401 Fremont Boulevard, Fremont, California 94538 and any of its subsidiaries (collectively referred to as "Seller").

        1. PURPOSE

            A. The purpose of this Agreement is to set forth the terms and conditions under which Buyer may purchase Products (as defined below) from Seller. Buyer intends to enter into a long-term relationship with Seller. As such, Seller agrees to use reasonable commercial efforts to cooperate with Buyer to further mutual long-term goals by sharing product road map and technology directions. Buyer also expects Seller to cooperate to achieve Buyer's long term program goals such as shortening product lead-times, increasing volume flexibility, achieving Just-in-Time delivery, achieving ongoing cost reductions, specific quality goals, and continuous quality improvement.

            B. This Agreement is not a requirements contract and does not obligate Buyer to purchase any minimum quantity or product, but only establishes the terms and conditions for the purchases if and when they occur. Seller is not obligated to accept any orders from Buyer under the terms hereof.

        2. PRODUCTS AND PURCHASE ORDERS

            A. This Agreement covers the sale by Seller to Buyer of all products, hereinafter referred to as ("Products"), as will be indicated on purchase orders issued by Buyer to Seller.

            B. Buyer will purchase Products only by issuing purchase orders (hereinafter referred to as an "Order" or "Orders") to Seller. Each Order shall include information regarding Product quantities, part numbers (including identification of revision levels where relevant), prices and desired delivery dates.

            C. Seller agrees that all Buyer sites, subsidiaries, affiliate companies and subcontractors, wherever located, shall be entitled to make purchases under the terms and conditions of this Agreement. Seller agrees to drop-ship Products to subcontractor sites as specified by Buyer in the Order.

        3. PRICING

            A. [*****]


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            B. Seller shall maintain a vigorous cost reduction program to ensure that pricing is competitive at all times. In the event that Buyer does not consider Seller's pricing aggressive relative to the market, Buyer shall have the right to request an immediate meeting with the Seller to re-negotiate pricing.

        4. TERM OF AGREEMENT

            A. This Agreement shall continue in force for a fixed term of one
(1) year from the date hereof. At the end of the fixed term, this Agreement shall renew automatically for additional one (1) year terms, without notice, unless prior to that one party provides thirty (30) days' written notice of non-renewal to the other party.

            B. The terms and conditions of this Agreement shall remain in full force and effect and shall be applicable to any Order(s) issued by Buyer to Seller during the term of this Agreement until any and all obligations of the parties under such Order(s) have been fulfilled.

        5. DELIVERY

            A. All sales are F.O.B. Point of Shipment. Title and risk of loss shall pass to Buyer upon Seller's delivery of Product purchased hereunder to carrier authorized by Buyer.

            B. Buyer has the option to reschedule any scheduled delivery by giving Seller thirty (30) calendar days notice. The Buyer, however, can not reschedule the delivery beyond 90 days from the original requested delivery date.

        6. QUALITY

            A. Seller agrees to deliver defect-free material to Buyer at all times. A product shall be deemed defective to the extent that it does not comply with Seller's published specification with regard to that product. Seller agrees that the Products will be free of defects for 12 months from the original date of Product shipment to Buyer or of any replacement thereof. This warranty shall run in favor of Buyer only, and is contingent upon proper use of the Product for which it was intended. Buyer's sole remedy shall be limited to the repair or replacement of defective products.

            B. Seller agrees to establish and/or maintain a quality improvement plan reasonably acceptable to Buyer. Seller agrees to provide relevant outgoing inspection, quality and reliability data upon Buyer's request, but not more frequently than once per month.

            C. The express warranties set forth herein specifically exclude and do not apply to defects: (a) caused through no fault of SELLER during shipment to or from Buyer, (b) caused by the use or operation of Products in an application or environment other than that intended or recommended by SELLER,
(c) caused by modifications or alterations made to the Products by Buyer or any third party, (d) caused by maintenance performed on the Products by Buyer or any third party, (e) caused by failure of Buyer to comply with any of the return procedures specified in this Agreement, (f) caused by subjecting the Product to unusual physical or electrical stress, or (g) defects caused by misuse, theft, vandalism, fire, water or other peril.

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

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EXCEPT AS STATED HEREIN, THERE ARE NO OTHER WARRANTIES WITH RESPECT TO THE
PRODUCTS, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

            D. Seller agrees to advise Buyer of any material changes to its processes, materials, or sources of supply and agrees to ensure that such changes do not compromise specifications, quality, or reliability of the Products purchased by Buyer and subsequently incorporated into Buyer's products.

        7. TERMINATION

            A. TERMINATION FOR CONVENIENCE. This Agreement may be terminated by either party for any reason or no reason, whether or not extended beyond the first year, by giving written notice 60 days in advance of the termination to the other party.

            B. TERMINATION FOR CAUSE. If either party materially defaults in its performance or breaches any of the terms or conditions of this Agreement, then the other party may give written notice to the breaching or defaulting party that if the breach or default is not cured within 30 days that the Agreement will be terminated. If such notice is given and the breach or default is not cured during the 30-day period, then the Agreement shall automatically terminate at the end of that notice period.

            C. TERMINATION FOR INSOLVENCY. This Agreement shall terminate immediately without notice: (i) upon the institution by or against Buyer or Seller of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of Buyer's or Seller's debts; (ii) upon Buyer's or Seller's making an assignment for the benefit of creditors; or (iii) upon Buyer's or Seller's dissolution or liquidation.

        8. LIMITATION ON LIABILITY

        BUYER'S AND SELLER'S LIABILITY ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED TO THE FULFILLMENT OF OPEN ORDERS BY SELLER AND THE PAYMENTS OF SUCH ORDERS BY BUYER. IN NO EVENT SHALL BUYER OR SELLER BE LIABLE TO THE OTHER PARTY OR ANY. OTHER ENTITY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES HOWEVER CAUSED, ON ANY THEORY OF LIABILITY, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

        9. CONFIDENTIALITY

        Buyer and Seller each acknowledge that by reason of its relationship with the other party hereunder it may have access to certain information and materials concerning such other party's business, plans, customers, technology, and products that are confidential and of substantial value to Buyer or Seller, as the case may be, which value would be impaired if such information were disclosed to third parties. Buyer and Seller each agree that they shall not use in any way for their own account or the account of any third party, nor disclose to any third party, any such confidential information revealed to it by the other party. Buyer and Seller shall each take every reasonable precaution to protect the confidentiality of such information, including, at the request of the other party, the entry by Buyer's or Seller's agents and employees into confidentiality


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agreements in a form approved by the other party, prohibiting any disclosure to third parties of confidential information provided by Buyer or Seller, as the case may be. In the event of termination or expiration of this Agreement, there shall be no use or disclosure by Buyer or Seller, their agents, or employees of any confidential information of the other party. Each party shall deliver to the other party all copies within its possession or within its control of all documents and data relating to the conduct of Buyer's or Seller's business.

        10. GENERAL PROVISIONS

            A. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed under the laws of the State of California, as applied to contracts made and to be fully performed entirely within that state between residents of that state. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction and venue of the California State courts of Santa Clara County, California (or, if there is federal jurisdiction, the United States District Court for the Northern District of California). Buyer and Seller hereby expressly consent to (i) the personal jurisdiction and venue of these courts and (ii) service of process being effected by registered airmail sent to the address set forth in Section 7(c) below.

            B. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the party to be charged.

            C. NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed given if sent by prepaid registered or certified airmail, return receipt requested (if available), or sent by telex, facsimile or similar communication, and confirmed by such airmail, postage prepaid, addressed to the other party at the address shown at the beginning of this Agreement or at such other address for which such party gives notice hereunder.

            D. FORCE MAJEURE. Nonperformance of either party shall be excused to the extent that performance is rendered impossible by strike, fire, flood, governmental acts, orders or restrictions, or any other reason where failure to perform is beyond the control and not caused by the negligence of the non-performing party, provided that the non-performing party uses its reasonable best efforts to promptly resume performance once it is possible to do so.

            E. NON-ASSIGNABILITY AND BINDING EFFECT. Neither party shall, without the prior written consent of the other party, assign this Agreement in whole or in part or delegate any right or duty hereunder to any third party, sub-agent, representative or consultant. Any attempted assignment not having such consent shall be void and without effect.

            F. LEGAL EXPENSES. The prevailing party in any legal action brought by one party against the other and arising out of this Agreement shall be entitled, in addition to any other rights and remedies it may have, to reimbursement for its expenses, including court costs and reasonable attorneys' fees.

            G. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original.


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            H. SEVERABILITY. If any term, provision, covenant or condition of this Agreement is held invalid or unenforceable for any reason, the remaining provisions shall continue in full force and effect as if the Agreement had been executed with the invalid portion eliminated, so long as the Agreement continues to express, without material change, the original intent of the parties.

        11. INDEMNIFICATION

            A. Seller shall defend, at its expense, any claim against Buyer alleging that Products furnished under this Agreement infringes any patent, copyright or trademark and shall pay any costs and damages awarded provided Seller is notified in writing of such claims promptly when Buyer becomes aware of such and Seller is permitted to control, defend and compromise such claim. Sellers shall use commercially reasonable efforts to obtain for Buyer the right to continue using the Products if an injunction against Buyer's use of the Products is resulted. In the event that Seller can not obtain such right for Buyer, Seller shall repurchase all such Products from Buyers at the purchase price.

            B. Seller agrees to protect, defend, indemnify and hold Buyer harmless from all sums, costs and expenses which Buyer may incur or he obligated to pay as a result of any and all loss, expenses, damages, liabilities, claims, demands resulting personal injury or damages from the use of any product sold to Buyer by Seller hereunder provided Buyer provides Seller notice of any such loss, expenses, damages, liabilities, claims or demands. Seller shall be liable only to the extent required by applicable law and only where such claims, expenses, damages and demands are held by the court of law to be the result of Products provided by Seller hereunder.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


VIALTA.COM                                ESS TECHNOLOGY, INC.


By:     /s/ FRED S. L. CHAN               By:     /s/ ROBERT BLAIR
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Title:  CEO                               Title:  CEO
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                      FIRST AMENDMENT TO PURCHASE AGREEMENT

     This First Amendment to Purchase Agreement ("FIRST AMENDMENT"), dated June 1, 2001 ("EFFECTIVE DATE"), is entered into by and between ESS Technology, Inc., ("ESS") a California corporation and Vialta, Inc., a Delaware corporation ("VIALTA").

                                    RECITALS

     ESS and Vialta have previously entered into that certain Purchase Agreement effective as of August 1, 1999, ("AGREEMENT") for purchase of silicon chips with imbedded technology by Vialta from ESS. The parties desire to extend the term of the Agreement as provided herein.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, the parties agree as follows:

     1. Definitions. Unless otherwise specified herein, all capitalized terms used in this First Amendment are used as defined in the Agreement.

     2. Inconsistent Terms. To the extent of inconsistencies between the terms and conditions of this First Amendment and the terms and conditions of the Agreement, the terms of this First Amendment shall control.

     3. Section 4.A. The first sentence of Section 4.A. of the Agreement is replaced in its entirety with the following language:

     "This Agreement shall continue in force for a fixed term of five (5) years concluding at midnight on July 31, 2004."

     4. Ratification. Except as modified by this First Amendment, the Agreement is hereby ratified, affirmed, in full force and effect, and incorporated herein by this reference.

     5. Counterparts. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

     IN   WITNESS THEREOF, the parties have executed this First Amendment as of the Effective Date.

ESS TECHNOLOGY, INC.                           VIALTA, INC.

By:  /s/ ROBERT BLAIR                          By:  /s/ FRED S.L. CHAN
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Printed Name:  Robert Blair                    Printed Name:  Fred S.L. Chan
             --------------------                           --------------------

Its:  Chief Executive Officer                  Its:  Chief Executive Officer
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